INCOME TAXES (Details) - The tax effects of temporary differences of the deferred tax (USD $)	Oct. 31, 2013	Oct. 31, 2012
The tax effects of temporary differences of the deferred tax [Abstract]
Federal and state NOL and tax credit carryforwards	$ 25,689,000	$ 24,284,000
Deferred Compensation	3,484,000	2,255,000
Deferred Revenue	404,000	404,000
Other	300,000	448,000
Subtotal	29,877,000	27,391,000
Less: valuation allowance	(29,877,000)	(27,391,000)
Deferred tax asset, net